Exhibit 32

CERTIFICATION OF OFFICERS

OF ABLEAUCTIONS.COM, INC.

PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Ableauctions.com, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-QSB for the quarter ended September 30, 2003 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2003

“Abdul Ladha”

__________________________________

Abdul Ladha, President

and Chief Executive Officer

Dated:  November 12, 2003

“Nailin Esmail”

__________________________________

Nailin Esmail,

Chief Financial Officer